Filed pursuant to Rule 497(a)
Registration File No. 333-188904
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Fifth Street Senior Floating Rate Corp. Prices
Initial Public Offering of Common Stock

WHITE PLAINS, N.Y., July 11, 2013 - Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR) (the “Company”) today announced that it priced its initial public offering of 6,666,668 shares of its common stock at a public offering price of $15.00 per share for total proceeds of $100 million. All shares are being offered by the Company. Morgan Stanley, Deutsche Bank Securities, UBS Investment Bank and Barclays are acting as lead book-running managers for the offering, RBC Capital Markets and Oppenheimer & Co. are acting as joint book-running managers for the offering and Maxim Group LLC, JMP Securities, Ladenburg Thalmann & Co. Inc., Wunderlich Securities and National Securities Corporation are acting as co-managers for the offering.

The closing of the offering is subject to customary closing conditions and the shares are expected to be delivered on or about July 17, 2013. The Company has also granted the underwriters an overallotment option to purchase up to 1,000,000 additional shares of common stock.

The Company intends to use the net proceeds from this offering to make investments in middle market companies in accordance with its investment objective and strategies described in the prospectus and for general working capital purposes.

A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. This offering may be made solely by means of a prospectus forming part of the effective registration statement, which may be obtained from the following investment banks: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, or by emailing prospectus@morganstanley.com (telephone number 1-866-718-1649); Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611); UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (telephone number 1-888-827-7275); Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by emailing Barclaysprospectus@broadridge.com (telephone number 1-888-603-5847); RBC Capital Markets, LLC, Attn: Prospectus Department, 200 Vesey Street, 8th Floor, New York, New York 10281 (telephone number 1-877-822-4089); or Oppenheimer & Co., Attn: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, New York 10004, or by emailing EquityProspectus@opco.com (telephone number 212-667-8563 or facsimile number 212-667-6141). Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus dated July 8, 2013, which has been filed with the Securities and Exchange Commission, contains such information and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Senior Floating Rate Corp.

Fifth Street Senior Floating Rate Corp. is a newly organized business development company that will invest primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade. The Company's investment objective is to maximize its portfolio's total return by generating current income from its debt investments while seeking to preserve its capital. The Company will be managed by Fifth Street Management LLC, which also manages Fifth Street Finance Corp. (NASDAQ:FSC), a publicly-traded business development company.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company's securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in the Company's prospectus. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:
Dean Choksi, Senior Vice President of Finance & Head of Investor Relations
Fifth Street Senior Floating Rate Corp.
(914) 286-6855
dchoksi@fifthstreetfinance.com

Media Contact:
James Velgot, Chief Marketing Officer
Fifth Street Senior Floating Rate Corp.
(914) 286-6848
jvelgot@fifthstreetfinance.com